                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                    INVESCO VAN KAMPEN SMALL CAP GROWTH FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Small Cap Growth Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)  Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                         Votes       Votes       Broker
Matter                                                     Votes For    Against     Abstain    Non-Votes
------                                                    ----------   ---------   ---------   ---------
(1)  Approve an Agreement and Plan of Reorganization...   61,151,492   1,144,590   4,173,109       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

              INVESCO VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Pennsylvania Tax Free Income Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)  Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:


                                                                        Votes       Votes       Broker
Matter                                                    Votes For    Against     Abstain    Non-Votes
------                                                   ----------   ---------   ---------   ---------
(1) Approve an Agreement and Plan of Reorganization...    5,707,880    243,322     238,293        0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                  INVESCO VAN KAMPEN EQUITY PREMIUM INCOME FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Equity Premium Income Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)  Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                        Votes       Votes       Broker
Matter                                                    Votes For    Against     Abstain    Non-Votes
------                                                   ----------   ---------   ---------   ---------
(1) Approve an Agreement and Plan of Reorganization...   13,483,428    379,240     914,019        0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                       INVESCO VAN KAMPEN CORE EQUITY FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Core Equity Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)  Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                        Votes       Votes       Broker
Matter                                                    Votes For    Against     Abstain    Non-Votes
------                                                   ----------   ---------   ---------   ---------
(1) Approve an Agreement and Plan of Reorganization...    3,157,965    167,866     289,303        0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                   INVESCO VAN KAMPEN AMERICAN FRANCHISE FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen American Franchise Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)  Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                        Votes       Votes       Broker
Matter                                                    Votes For    Against     Abstain    Non-Votes
------                                                   ----------   ---------   ---------   ---------
(1) Approve an Agreement and Plan of Reorganization...   13,846,880    384,073     884,993        0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                           INVESCO S&P 500 INDEX FUND

A Special Meeting ("Meeting") of Shareholders of Morgan Stanley S&P 500 Index Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)  Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                        Votes       Votes       Broker
Matter                                                    Votes For    Against     Abstain    Non-Votes
------                                                   ----------   ---------   ---------   ---------
(1) Approve an Agreement and Plan of Reorganization...   22,428,761   1,138,106   2,501,091       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                         INVESCO FUNDAMENTAL VALUE FUND

A Special Meeting ("Meeting") of Shareholders of Morgan Stanley Fundamental Value Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)  Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                        Votes       Votes       Broker
Matter                                                    Votes For    Against     Abstain    Non-Votes
------                                                   ----------   ---------   ---------   ---------
(1) Approve an Agreement and Plan of Reorganization...    2,698,724     89,898     176,589        0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                     INVESCO DIVIDEND GROWTH SECURITIES FUND

A Special Meeting ("Meeting") of Shareholders of Morgan Stanley Dividend Growth Securities was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)  Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                        Votes       Votes       Broker
Matter                                                    Votes For    Against     Abstain    Non-Votes
------                                                   ----------   ---------   ---------   ---------
(1) Approve an Agreement and Plan of Reorganization...   48,491,206   3,510,769   4,490,314       0